                                                                   EXHIBIT 10.15


           NETWORK ACCESS SOLUTIONS, INC. 1998 STOCK INCENTIVE PLAN

                    INCENTIVE STOCK OPTION GRANT AGREEMENT
                       (AMENDED THROUGH MARCH 16, 1999)

     This Grant Agreement (the "Agreement") is entered into as of the 23rd day of July, 1998, by and between NETWORK ACCESS SOLUTIONS, INC., a Virginia corporation (the "Corporation"), and Christopher Melnick ("Grantee"), effective as of the Grant Date as defined in Article 1 hereof.

     In consideration of the premises, mutual covenants and agreements herein, the Corporation and the Grantee agree as follows:

                                   ARTICLE 1
                                GRANT OF OPTION

     SECTION 1.1  GRANT OF OPTION.  The Corporation hereby grants to the
     ----------------------------
Grantee, pursuant to the provisions of the Network Access Solutions, Inc. 1998 Stock Incentive Plan (the "Plan"), an incentive stock option to purchase shares of Common Stock, par value of $0.01 per share, of the Corporation ("Stock"), subject to the provisions of this Agreement (the "Option"). Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan. Schedule A, attached hereto and incorporated herein, sets forth the following terms of the Option:

     (i)    the date the Administrator approved the Option (the "Grant Date");

     (ii) the number of shares of Stock which the Grantee may purchase under the Option;

     (iii)  the exercise price per share (the "Exercise Price"); and

     (iv) the date as of which the Option shall expire (the "Expiration Date"), at 5:00 p.m. Eastern Time, unless terminated earlier pursuant to other provisions of this Agreement.

     SECTION 1.2  LIMITATION ON TERM OF OPTION.  Notwithstanding the foregoing,
     -----------------------------------------
in no event shall the Option expire later than 5:00 p.m. Eastern Time on the day prior to the tenth (10th) anniversary of its Grant Date (or on the day prior to the fifth (5th) anniversary of its Grant Date if the Grantee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its subsidiaries on the Grant Date).

                                   ARTICLE 2
                                    VESTING

     SECTION 2.1  VESTING SCHEDULE.  Unless the Option has earlier terminated
     -----------------------------
pursuant to the provisions of the Agreement, the Grantee shall become vested in the shares of Stock subject to the Option over a three (3) year period as follows: the Grantee shall become vested in 8.33% of the total shares of Stock subject to the Option on the date that is three months from the Grant

Date (the "Initial Vesting Date") and shall become vested in 8.33% of the total shares of Stock subject to the Option every third (3rd) month after the Initial Vesting Date, on the date in each such month that corresponds with the Initial Vesting Date (each referred to as a "Vesting Date"), during the thirty-six (36) month period immediately following the Initial Vesting Date, so that the Grantee shall be vested in 100% of the shares of Stock subject to the Option on the third (3rd) anniversary of the Grant Date; provided, however, that the Grantee must be in the continuous employ or service of the Corporation or an Affiliate at all times from the Grant Date through the specified Vesting Date or Initial Vesting Date, as applicable, for such vesting to occur.

     SECTION 2.2  ACCELERATION OF VESTING.  Unless the Option has earlier
     ------------------------------------
terminated pursuant to the provisions of the Agreement, vesting of the Option shall be accelerated so that all unvested shares of Stock subject to the Option shall become one hundred percent (100%) vested in the Grantee upon a Change of Control. For purposes of this Agreement, the term "Change of Control" shall mean (i) the sale of all or substantially all of the assets of the Corporation,
(ii) the sale of more than fifty percent (50%) of the outstanding common stock of the Corporation in a non-public sale, (iii) the dissolution or liquidation of the Corporation, or (iv) any merger, share exchange, consolidation or other reorganization or business combination of the Corporation if immediately after such transaction either (A) persons who were directors of the Corporation immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Corporation immediately prior to such transaction. Notwithstanding anything contained herein to the contrary, a Change in Control shall not be deemed to occur upon the closing of the sale of up to 4,900,000 shares of the Corporation's Series A Preferred Stock and up to 10,000,000 shares of the Corporation's Common Stock on or about August 6, 1998.


                                   ARTICLE 3
                              EXERCISE OF OPTION

     SECTION 3.1  EXERCISABILITY OF OPTION.  Pursuant to the terms of the
     -------------------------------------
Agreement, the Option may be exercised at any time, and from time to time, with respect to the number of shares subject to the Option.

     SECTION 3.2  STOCK RESTRICTION AGREEMENT.  The Administrator in its sole
     ----------------------------------------
discretion may require as a condition precedent to the exercise of the Option granted pursuant to Section 1.1, that the Grantee or such other person exercising the Option be, or shall execute and become, a party to a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A.

     SECTION 3.3 MANNER OF EXERCISE.  The Option may be exercised, in whole or
     ------------------------------
in part, by delivering written notice to the Administrator in such form as the Administrator may require from time to time; provided, however, that the Option may not be exercised at any one time as to fewer than one hundred (100) shares (or such number of shares as to which the Option is then exercisable if such number of shares then exercisable is less than one hundred (100)). Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Exercise Price for such shares.

     Payment of the Exercise Price shall be made (a) in cash (or cash equivalents acceptable to the Administrator in the Administrator's discretion);
(b) in the Administrator's discretion at the time of exercise, by tender to the Corporation of shares of the Corporation's common stock owned by the Grantee, having a Fair Market Value on the date of tender not less than the Exercise Price, which either have been owned by the Grantee at least six (6) months or were not acquired, directly or indirectly, from the Corporation; (c) in the Administrator's discretion at the time of exercise, by the Grantee's full recourse promissory note in a form approved by the Administrator; (d) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System and the provisions of the next paragraph; or (e) by any combination of the foregoing. In the Administrator's sole and absolute discretion, the Administrator may authorize payment of the Exercise Price to be made, in whole or in part, by such other means as the Administrator may prescribe. The Option may be exercised only in multiples of whole shares and no fractional shares shall be issued.

     If the Stock is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, payment of the exercise price may be made, in whole or in part, subject to such limitations as the Administrator may determine, by delivery of a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Administrator to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) to the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     SECTION 3.4  ISSUANCE OF SHARES AND PAYMENT OF CASH UPON EXERCISE.  Upon
     -----------------------------------------------------------------
exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Exercise Price for the shares of Stock as to which the Option is exercised and delivery of such executed Stock Restriction Agreement as may be required by the Administrator pursuant to Section 3.2, the Corporation shall issue to the Grantee or such other person exercising the Option, as the case may be, the number of shares of Stock so paid for, in the form of fully paid and nonassessable Stock and, except as otherwise provided in the Stock Restriction Agreement, shall deliver certificates therefor as soon as practicable thereafter. The stock certificates for any shares of Stock issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares and referencing the Stock Restriction Agreement, if applicable.

                                   ARTICLE 4
                             TERMINATION OF OPTION

     SECTION 4.1  TERMINATION, IN GENERAL.  The Option granted hereby shall
     ------------------------------------
terminate and be of no force or effect after the Expiration Date set forth on Schedule A, unless terminated prior to such time as provided below.

     SECTION 4.2  TERMINATION OF EMPLOYMENT OR SERVICE FOR REASON OTHER THAN
     -----------------------------------------------------------------------
DEATH OR DISABILITY.  Unless the Option has earlier terminated pursuant to the
-------------------
provisions of the Agreement, the Option shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, thirty (30) days after the date the Grantee is no longer employed by, nor in the service of, the Corporation and its Affiliates for any reason other than the Grantee's death or Disability. Notwithstanding the foregoing, the Option shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon termination of the employment or service of the Grantee by the Corporation or an Affiliate for "Cause" as defined in the Grantee's employment agreement with the Company, and, whether such Grantee is terminated for "Cause" pursuant to this
Section 4.2 shall be determined according to the terms of and in a manner consistent with the provisions of such written agreement. The good faith determination by the Administrator of whether the Grantee's employment or service was terminated by the Corporation for "Cause" shall be final and binding for all purposes hereunder.

     SECTION 4.3  UPON GRANTEE'S DEATH.  Unless the Option has earlier
     ---------------------------------
terminated pursuant to the provisions of the Agreement, upon the Grantee's death the Grantee's executor, personal representative, or the person(s) to whom the Option shall have been transferred by will or the laws of descent and distribution, may exercise all or any part of the outstanding Option with respect to the shares of Stock as to which the Option is vested as of the Grantee's date of death, provided such exercise occurs within twelve (12) months after the date of the Grantee's death, but not later than the Expiration Date of the Option. Unless sooner terminated, the Option shall terminate upon the expiration of such twelve- (12-) month period.

     SECTION 4.4  TERMINATION OF EMPLOYMENT OR SERVICE BY REASON OF DISABILITY.
     -------------------------------------------------------------------------
Unless the Option has earlier terminated pursuant to the provisions of the Agreement, in the event that the Grantee ceases, by reason of Disability, to be an employee of or in the service of the Corporation or an Affiliate, the outstanding Option may be exercised in whole or in part with respect to the shares of Stock as to which the Option is vested as of the date of the Grantee's termination of employment or service due to Disability at any time within twelve
(12) months after the date of such termination, but not later than the Expiration Date of the Option. Unless sooner terminated, the Option shall terminate upon the expiration of such twelve- (12-) month period.

     For purposes of this Agreement, Disability shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator's determination as to whether the Grantee is Disabled shall be final and binding on all parties concerned.

     SECTION 4.5  LEAVE OF ABSENCE.  For purposes of this Agreement, the
     -----------------------------
Grantee's employment or service with the Corporation or an Affiliate shall not be deemed to terminate if the Grantee takes any military leave, sick leave, or other bona fide leave of absence approved by the Administrator of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Grantee's employment or service shall be deemed to terminate on the ninety-first
(91st) day of the leave unless the Grantee's right to re-employment with the Corporation or Affiliate remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise determined by the Administrator (or required by law), a leave of absence shall not be treated as employment or service for purposes of vesting in additional shares of Stock during such leave pursuant to Section 2.1 of this Agreement.

                                   ARTICLE 5
                               DRAG-ALONG RIGHTS

     SECTION 5.1  DRAG-ALONG RIGHTS.  If at any time any stockholder of the
     ------------------------------
Corporation or group of stockholders owning a majority or more of the voting capital stock of the Corporation proposes to enter into any transaction involving (i) the sale of all or substantially all of the assets of the Corporation; (ii) the sale of more than fifty percent (50%) of the outstanding common stock of the Corporation in a non-public sale; (iii) any merger, share exchange, consolidation or other reorganization or business combination of the Corporation, if immediately after such transaction either (A) persons who were directors of the Corporation immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Corporation immediately prior to such transaction; or (iv) the dissolution or liquidation of the Corporation, the Corporation and/or the transferring stockholders may require the Grantee to participate in such transaction by giving the Grantee written notice thereof at least ten (10) days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Grantee shall sell, assign, tender or transfer the same percentage of shares subject to the Option as the percentage of the shares of Stock proposed to be sold, assigned, tendered or transferred by the transferring stockholders collectively, upon the same terms and conditions applicable to the transferring stockholders and at a price equal to the difference between the Exercise Price per share under the Option and the price per share of Stock the transferring stockholders will receive pursuant to the terms of the transaction. If the Grantee has options to purchase Stock of the Corporation other than the Option hereunder, and such options are subject to terms similar those set forth in this Section 5.1, then the Grantee's options shall be transferred in the order in which they were granted. The provisions of this Section 5.1 shall apply in the event of the Grantee's death, to the Grantee's executor, personal representative or the person(s) to whom the Option shall have been transferred by will or the laws of descent and distribution, as though such person is the Grantee.

                                   ARTICLE 6
                      ADJUSTMENTS; BUSINESS COMBINATIONS

     SECTION 6.1  ADJUSTMENTS FOR EVENTS AFFECTING COMMON STOCK.  In the event
     ----------------------------------------------------------
of changes in the Common Stock of the Corporation by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the number, kind and price of shares covered by this Option, and shall, in its discretion and without the consent of the Grantee, make any other adjustments in this Option, including but not limited to reducing the number of shares subject to the Option or providing or mandating alternative settlement methods such as settlement of the Option in cash or in shares of Common Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to the Option as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

     SECTION 6.2  POOLING OF INTERESTS TRANSACTION.  Notwithstanding anything in
     ---------------------------------------------
the Plan or the Agreement to the contrary and without the consent of the Grantee, the Administrator, in its sole discretion, may make any modifications to the Option, including but not limited to cancellation, forfeiture, surrender or other termination of the Option in whole or in part regardless of the vested status of the Option, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

     SECTION 6.3  BINDING NATURE OF ADJUSTMENTS.  Adjustments under this Article
     ------------------------------------------
6 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

                                   ARTICLE 7
                                 MISCELLANEOUS

     SECTION 7.1  NON-GUARANTEE OF EMPLOYMENT.  Nothing in the Plan or the
     ----------------------------------------
Agreement shall alter the employment status of the Grantee, nor be construed as a contract of employment between the Corporation (or an Affiliate) and the Grantee, or as a contractual right of the Grantee to continue in the employ or service of the Corporation or an Affiliate, or as a limitation of the right of the Corporation or an Affiliate to discharge the Grantee at any time with or without cause or notice.

     SECTION 7.2  NO RIGHTS OF STOCKHOLDER.  The Grantee shall not have any of
     -------------------------------------
the rights of a stockholder with respect to the shares of Stock that may be issued upon the exercise of the Option until such shares of Stock have been issued to him upon the due exercise of the Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued.

     SECTION 7.3  QUALIFIED NATURE OF OPTION.  The Option is intended to qualify
     ---------------------------------------
as an incentive stock option ("Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the fullest extent permitted within the limit set forth under Section 422(d) of the Code and this Agreement shall be so construed. The aggregate fair market value (determined as of the Grant Date) of shares of Stock with respect to which all Incentive Stock Options first become exercisable by the Grantee in any calendar year under the Plan or any other plan of the Corporation (and its parent and subsidiary corporations, as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under
Section 422 of the Code. To the extent that such aggregate fair market value shall exceed $100,000 or other applicable amount in any calendar year, such stock options shall be treated as nonqualified stock options with respect to the amount of aggregate fair market value thereof that exceeds the Section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an Incentive Stock Option and the shares of Stock that are to be treated as stock acquired pursuant to a nonqualified stock option by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

     SECTION 7.4  NOTICE OF DISQUALIFYING DISPOSITION.  If the Grantee makes a
     ------------------------------------------------
disposition (as that term is defined in Section 424(c) of the Code) of any shares of Stock acquired pursuant to the exercise of this Option within two (2) years of the Grant Date or within one (1) year after the shares of Stock are transferred to the Grantee, the Grantee shall notify the Administrator of such disposition in writing within thirty (30) days of the disposition.

     SECTION 7.5  THE CORPORATION'S RIGHTS.  The existence of this Option shall
     -------------------------------------
not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     SECTION 7.6  WITHHOLDING OF TAXES.  The Corporation or any Affiliate shall
     ---------------------------------
have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Stock) due the Grantee the amount of any foreign, federal, state or local taxes required by law to be withheld as the result of the exercise of the Option, the disposition (as that term is defined in Section 424(c) of the Code) of shares of Stock acquired pursuant to the exercise of the Option, or the lapsing of any restriction with respect to any shares of Stock acquired on exercise of the Option; provided, however, that the value of the shares of Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Administrator may require the Grantee to make a cash payment to the Corporation or an Affiliate equal to the amount required to be withheld. If the Grantee does not make such payment when requested, the Corporation may refuse to issue any Stock certificate under the Plan until arrangements satisfactory to the Administrator for such payment have been made.

     SECTION 7.7  GRANTEE.  Whenever the word "Grantee" is used in any provision
     --------------------
of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, the word "Grantee" shall be deemed to include such person.

     SECTION 7.8  NONTRANSFERABILITY OF OPTION.   The Option shall be
     -----------------------------------------
nontransferable otherwise than by will or the laws of descent and distribution and during the lifetime of the Grantee, the Option may be exercised only by the Grantee or, during the period the Grantee is under a legal disability, by the Grantee's guardian or legal representative. Except as provided in the preceding sentence, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

     SECTION 7.9  NOTICES.  All notices and other communications made or given
     --------------------
pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Grantee at the address contained in the records of the Corporation, or addressed to the Administrator, care of the Corporation for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

     SECTION 7.10  ENTIRE AGREEMENT; MODIFICATION.  The Agreement contains the
     --------------------------------------------
entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Agreement shall be void and ineffective for all purposes.

     SECTION 7.11  CONFORMITY WITH PLAN.  This Agreement is intended to conform
     ----------------------------------
in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.

     SECTION 7.12  GOVERNING LAW.  This Agreement shall be governed by and
     ---------------------------
construed in accordance with the laws of the Commonwealth of Virginia, other than the conflict of laws principles thereof.

     SECTION 7.13  HEADINGS.  The headings in the Agreement are for reference
     ----------------------
purposes only and shall not affect the meaning or interpretation of the Agreement.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer as of the date first above written.


ATTEST:                                      NETWORK ACCESS SOLUTIONS, INC.


/s/ Laura A. Henley                          By: /s/ Jon Aust
-----------------------------                    ---------------------------

The undersigned hereby acknowledges that he/she has carefully read this Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.

WITNESS:                                     GRANTEE


/s/ Laura A. Henley                          /s/ Christopher J. Melnick
-----------------------------                -------------------------------

                                             Date: August 4, 1998
                                                   -------------------------


Enclosure:  Network Access Solutions, Inc. 1998 Stock Incentive Plan

                                  SCHEDULE A

STOCK OPTION GRANTED TO:     Christopher Melnick
                             -------------------

GRANT DATE:                  July 23, 1998
                             -------------

NUMBER OF SHARES:            1,092
                             -----

EXERCISE PRICE PER SHARE:    $256.316
                             --------

EXPIRATION DATE:             July 23, 2008
                             -------------

Administrator of 1998 Stock Incentive Plan
c/o Office of the Corporate Secretary
Network Access Solutions, Inc.
100 Carpenter Drive
Suite 206
Sterling, VA  20164

Gentlemen:

     I hereby exercise the Option granted to me on ____________________, ______, by NETWORK ACCESS SOLUTIONS, INC. (the "Company"), subject to all the terms and provisions thereof and of the NETWORK ACCESS SOLUTIONS, INC. 1998 STOCK INCENTIVE PLAN (the "Plan"), and notify you of my desire to purchase ____________ shares of Common Stock of the Company at a price of $___________ per share pursuant to the exercise of said Option. This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Option (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the "Shares") as follows:

          (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

          (b) The Shares are being issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon one or more exemptions contained in the Act, and such reliance is based in part on the above representation.

          (c) The certificates for the Shares to be issued to me will bear a legend substantially as follows:

               "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

               The transfer of any interest in the securities represented by this certificate is subject to a Stock Restriction Agreement, dated ______________ [DATE OF STOCK RESTRICTION AGREEMENT], by and among NETWORK
                    -------------------------------------
     ACCESS SOLUTIONS, INC., a Virginia corporation and the holder of this certificate, and no such transfer may be made without compliance with that Agreement. A copy of that Agreement is available for inspection by any shareholder of the Corporation at the office of the Corporation upon appropriate request and without charge."

Appropriate stop transfer instructions will be issued by the issuer to its transfer agent.

          (d) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. As a condition to any transfer of the shares, I understand that the issuer will require an opinion of counsel satisfactory to the issuer to the effect that such transfer does not require registration under the Act or any state securities law.

          (e) The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

          (f) I am a party to a Stock Restriction Agreement with the Issuer, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed:  $__________

Date:___________________                _____________________________________
       (Optionee)


                              Received by NETWORK ACCESS SOLUTIONS, INC. on

                              ___________________________, ____

                              By:  _________________________________

                                      -11-